EXHIBIT 10.16

Registered #

NOBLE ROMAN’S, INC.
10% CONVERTIBLE SUBORDINATED UNSECURED NOTE
DUE _____________,2019

$50,000.00
____________, 2016

THIS NOTE IS ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 (THE "ACT") AND QUALIFICATION PROVISIONS OF APPLICABLE STATE SECURITIES LAWS. NEITHER IT NOR THE SHARES OF COMMON STOCK INTO WHICH IT CAN BE CONVERTED CAN BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO THE ACT AND QUALIFIED UNDER APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAKER, AN EXEMPTION THEREFROM IS AVAILABLE.

FOR VALUE RECEIVED, the undersigned, Noble Roman’s, Inc., an Indiana corporation with offices at 1 Virginia Avenue, Suite 300, Indianapolis, IN 46204("Maker"), promises to pay to _________________ with an address at ________________ ("Payee"), on __________, 2019, except as otherwise provided herein (the "Maturity Date"), the principal amount of Fifty Thousand ($50,000.00) Dollars in lawful money of the United States of America (the "Principal”) together with all accrued interest.

This Note is one of a series of notes (collectively the "Notes"), all with the same terms and conditions as those set forth herein, which may be issued by Maker up to the aggregate principal amount of One Million, Six Hundred Thousand ($1,600,000.00) Dollars. Each Note is part of an offering (the "Offering") of up to thirty two (32) units (the "Units") being conducted by Maker. Each Unit consists of one Note in the principal amount of Fifty Thousand ($50,000.00) Dollars and fifty thousand (50,000) Class A Redeemable Warrants (the “Class A Warrants”), each of which will be exercisable, for three years after issuance, for one (1) share of Common Stock, as defined in the next succeeding paragraph, at a price equal to one dollar($1.00) and no cents per share, subject to certain anti dilution provisions. The Offering will terminate on the sooner of the sale of all of the Units or _________, 2016 (unless extended to ________, 2016, at the option of Maker and the placement agent in the Offering).

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]

This Note is (i) subordinated to certain of Maker's indebtedness as defined in Section 6 herein as “Senior Debt"; (ii) convertible into Maker's ordinary shares, no par value per share (the "Common Stock"); and (iii) is unsecured all as set forth below. It bears simple interest (the "Interest") at the annual rate of ten percent (10%), payable, in arrears, on the Interest Payment Dates (as defined in Section 1 below), until the Principal and all accrued Interest thereon (collectively the “Obligations”) shall be paid in full, or converted to Common Stock; provided that, commencing on the 150th day after the issuance of the initial Note issued in the Offering, if the Share Authorization has not been completed the annual rate of interest shall increase to 12% until such time as the Share Authorization has been completed.

1.
Interest. Maker will pay Interest on the fifteenth day of each July, October, January and April, (the "Interest Payment Dates") commencing on January 15, 2017. Interest on this Note will accrue from the most recent date to which Interest has been paid or, if no Interest has been paid, from the date of delivery of this Note. If an Interest Payment Date falls on a date that is not a Business Day, the Interest shall be payable on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months. A “Business Day” is any day other than a Saturday, a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed.

2.
Method of Payment. Maker will pay Principal and Interest in money of the United States that at the time of payment is legal tender for the payment of public and private debts. Maker may, however, pay Principal and Interest by its check, subject to collection, payable in such money. It may mail an Interest check to Payee’s address as it first appears on this Note or such other address as Payee shall give by notice to Maker. Payee must surrender this Note to Maker to collect Principal payments or to convert to Common Stock. If less than the then outstanding Principal is paid or converted, this Note shall be surrendered only for notation by Maker of the Principal payment made or converted and returned to Payee. Anything to the contrary notwithstanding, in the event that Payee converts this Note as provided in Section 3 below, at Payee’s option, Maker shall pay all then accrued but unpaid Interest in cash or in Common Stock, at the sole discretion of the Maker at the then existing Conversion Rate, as defined in Section 3(a) below.

3.
Conversion.
(a)
Payee's right to Convert. Except as provided in Paragraph 3(g)(iii) below, Payee shall have the right, at any time commencing on the date that Maker shall have effected the Share Authorizarion defined in Section 3(h) below until the close of business on the day the Obligations are paid in full, to cause the conversion (a “Conversion”) of all or any portion (if such portion is Five Thousand ($5,000) Dollars or a whole multiple of Five Thousand ($5,000) Dollars) of the Principal, and Interest as provided in Section 2 above, outstanding at the time such Conversion is effected (the "Convertible Obligations") into shares of Common Stock (the "Underlying Shares"). The price for Conversion, subject to adjustment as provided in Section 4 below, shall be Fifty ($0.50) Cents per share (the “Conversion Rate”), subject to adjustment as provided below. Maker will not issue a fractional share of Common Stock upon Conversion but will round any fractional share to the nearest share so that if the fraction is less than 0.5 no share shall be issued and if the fraction is 0.5 or higher Maker shall issue one full share.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

  [NOTE HOLDER’ NAME TO BE INSERTED]

(b)
Manner of Conversion. Payee may exercise Payee’s Conversion right by completing, executing and sending to Maker a completed and executed Note Conversion Form appended hereto as Annex A (the “Conversion Notice”) setting forth the amount of the Convertible Obligations to be converted and providing the other information required in the Conversion Notice. Maker shall issue the number of Underlying Shares into which the Convertible Obligations are to be converted in accordance with the Conversion Rate. If required by applicable federal or state securities laws or regulations, Payee shall represent in writing to Maker prior to the receipt of the Underlying Shares that such Shares will be acquired by Payee for investment only and not for resale or with a view to the distribution thereof, and shall agree that any certificates representing the Shares may bear a legend, conspicuously noting such restriction, as Maker shall deem reasonably necessary or desirable to enable it to comply with any applicable federal and/or state laws or regulations.

(c)
Delivery of Certificates Upon Conversion. Certificates for Underlying Shares to be issued upon Conversion shall be transmitted by Maker’s transfer agent (the “Transfer Agent”) to Payee (A) by crediting the account of Payee’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if Maker is then a participant in such system and there is either (1) an effective Registration Statement, as defined in Section 5 below, permitting the issuance of the Underlying Shares to or resale of the Underlying Shares by Payee or (2) the Underlying Shares are eligible for resale by Payee without volume or manner-of-sale limitations pursuant to Rule 144 under the Act, or (B) if Maker is not then a participant in the DWAC system and there is not an effective Registration Statement as aforesaid, by physical delivery of the certificates, bearing the restrictive legends required by Section 3(b) above if the Underlying Shares are otherwise not publicly tradable or without such restrictive legends if the Underlying Shares are otherwise publicly tradable or eligible for resale by the Maker without volume or manner-of-sale limitations pursuant to Rule 144, to the address specified by Payee in the Conversion Notice by the date that is three (3) Business Days after the later of (i) the delivery to Maker of the Conversion Notice or (ii) surrender of this Note (such date, the “Underlying Share Delivery Date”).

(d)
Rescission Rights.  If Maker fails to cause the Transfer Agent to transmit to Payee a certificate or the certificates representing the Underlying Shares pursuant to Paragraph 3.(c) above by the Underlying Share Delivery Date, then, Payee will have the right to rescind such Conversion, which will terminate on the earlier of the actual delivery of the Underlying Shares or three (3) Business Days after the Underlying Share Delivery Date.

(e)
Partial Conversion. If only a portion of the Convertible Obligations then outstanding is converted, Maker shall deliver to Payee, together with the aforesaid certificate(s), a new note, in form and substance identical to this Note, except that the principal amount thereof shall equal that portion of the Obligations then outstanding which has not been converted.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(f)
Taxes on Shares Issued. The issue of stock certificates on Conversions of this Note shall be made without charge to Payee for any tax in respect of such issue. Maker shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in any name other than that of Payee, and Maker shall not be required to issue or deliver any certificates representing such Common Stock unless and until the person or persons requesting the issue thereof shall have paid to Maker the amount of such tax or shall have established to the satisfaction of Maker that such tax has been paid.

(g)
Covenants of Maker Relating to Conversion. Maker covenants and agrees that from and after the date that Maker shall have effected the Share Authorizarion defined in Section 3(h) below and until the date of repayment of all of the Obligations, or Conversion of all of the Convertible Obligations:

(i)
It shall reserve, free from preemptive rights, out of its authorized but unissued shares, or out of shares held in its treasury, sufficient shares to provide for the Conversion of this Note from time to time as this Note is presented for Conversion;

(ii)
All Underlying Shares that may be issued upon Conversion of this Note will upon issue be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to the preemptive rights of any stockholder of Maker;

(iii)
If any Underlying Shares to be provided for the purpose of Conversion of the Convertible Obligations require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon Conversion, Maker will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, and Maker's obligation to deliver shares of the Common Stock upon Conversion of the Convertible Obligations shall be abated until such registration or approval is obtained; provided, however, that this Note and the Obligations shall remain outstanding unless paid in full until Maker delivers the Underlying Shares and any then accrued but unpaid Interest to Payee and in no event shall this Note be converted until Maker effects such delivery; and

(iv)
If, and thereafter so long as the Common Stock shall be listed on any securities exchange, market or other quotation system, Maker will, if permitted by the rules of such exchange, market or other quotation system, list and keep listed and for sale so long as the Common Stock shall be so listed on such exchange, market or other quotation system, upon official notice of issuance, all Underlying Shares issuable upon Conversion of the Convertible Obligations.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(h)
Covenant to Increase Authorization to Issue Common Stock. As of the date hereof Maker is authorized to issue up to 25,000,000 shares of Common Stock and there are 20,783,032 shares of Common Stock currently issued and outstanding. Total additional shares needed for: currently exercisable outstanding stock options, the conversion of the Notes and the exercise of the Class A Warrants are 6,675,091 shares. Accordingly, Maker will not have a sufficient number of authorized shares to satisfy the above requirement. Maker covenants that, within 150 days after the date hereof it will take whatever action may be required, including obtaining stockholder approval to amend the Company’s Certificate of Incorporation to increase the number of shares that the Company is authorized to issue so it can satisfy this issuance requirement (the “Share Authorization”). Maker’s failure to comply with the covenant contained in this Section 3(h) shall not be an Event of Default as defined in this Note.

4.
Adjustment in Conversion Rate.

(a)
Adjustment for Change in Capital Stock. Except as provided in Paragraph 4 (l) below, if Maker shall (i) declare a dividend on its outstanding Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which Maker is the continuing corporation), then in each such case the Conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that if this Note is thereafter converted, Payee may receive the number and kind of shares which Payee would have owned immediately following such action if Payee had converted this Note immediately prior to such action. Such adjustment shall be made successively whenever such an event shall occur. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If after an adjustment Payee upon Conversion of this Note may receive shares of two or more classes of capital stock of Maker, Maker's Board of Directors shall determine, in good faith, the allocation of the adjusted Conversion Rate between or among, as the case may be, the classes of capital stock. After such allocation, the conversion privilege and conversion rate of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 4.

(b)
Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 4(a) above, if at any time Maker grants, issues or sells any rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Payee will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Payee could have acquired if Payee had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof), immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(c)
Action to Permit Valid Issuance of Common Stock. Before taking any action that would cause an adjustment reducing the Conversion Rate below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, Maker will take all corporate action which may, in the opinion of its counsel, be necessary in order that Maker may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

(d)
Minimum Adjustment. No adjustment in the Conversion Rate shall be required if such adjustment is less than 2% of the then existing Conversion Rate; provided, however, that any adjustments which by reason of this Paragraph 4 (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything to the contrary notwithstanding, Maker shall be entitled to make such reductions in the Conversion Rate, in addition to those required by this Paragraph 4 (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by Maker to its stockholders shall not be taxable.

(e)
Referral of Adjustment. In any case in which this Section 4 shall require that an adjustment in the Conversion Rate be made effective as of a record date for a specified event (the “Conversion Event”), if this Note shall have been converted after such record date, Maker may elect to defer until the occurrence of the Conversion Event issuing to Payee the shares, if any, issuable upon the Conversion Event over and above the shares, if any, issuable upon such Conversion Event on the basis of the Conversion Rate in effect prior to such adjustment; provided, however, that Maker shall deliver to Payee a due bill or other appropriate instrument evidencing Payee’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(f)
Number of Shares. Upon each adjustment of the Conversion Rate as a result of the calculations made in Paragraphs 4(a) and (b) above, this Note shall thereafter evidence the right to purchase, at the adjusted Conversion Rate, that number of shares (calculated to the nearest one-hundredth) obtained by dividing (i) the product obtained by multiplying the number of shares issuable upon Conversion of this Note prior to adjustment of the number of shares by the Conversion Rate in effect prior to adjustment of the Conversion Rate by (ii) the Conversion Rate in effect after such adjustment of the Conversion Rate.

(g)
When No Adjustment Required. No adjustment need be made for a transaction referred to in Paragraphs 4(a) and (b) above if Payee is permitted to participate in the transaction on a basis no less favorable than any other party and at a level that would preserve Payee’s percentage equity participation in the Common Stock upon Conversion of this Note. No adjustment need be made for sales of Common Stock pursuant to a plan by Maker for reinvestment of dividends or interest, the granting of options and/or the exercise of options outstanding under any of Maker's currently existing stock option plans, the exercise of any other of Maker's currently outstanding options, or any currently authorized warrants, whether or not outstanding. No adjustment need be made for a change in the par value of the Common Stock, or from par value to no par value or no par value to par value. If this Note becomes convertible solely into cash, no adjustment need be made thereafter. Interest will not accrue on the cash.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(h)
Notice of Adjustment. Whenever the Conversion Rate is adjusted, Maker shall promptly mail to Payee a notice of the adjustment together with a certificate from Maker's Chief Financial Officer briefly stating (i) the facts requiring the adjustment, (ii) the adjusted Conversion Rate and the manner of computing it, and (iii) the date on which such adjustment becomes effective. The certificate shall be evidence that the adjustment is correct, absent manifest error.

(i)
Voluntary Reduction. Maker from time to time may reduce the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days and if the reduction is irrevocable during the period. Whenever the Conversion Rate is reduced, Maker shall mail to Payee a notice of the reduction. Maker shall mail the notice at least fifteen (15) days before the date the reduced Conversion Rate takes effect. The notice shall state the reduced Conversion Rate and the period it will be in effect. A reduction of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Paragraphs 4 (a)and(b) above. Anything to the contrary notwithstanding, this Paragraph 4(i) shall be void and of no effect if it violates the rules and/or regulations of any exchange or inter-dealer quotation system on which the Common Stock is then listed for trading.

(j)
Prohibition against Certain Reductions of Conversion Rate. Anything to the contrary notwithstanding, in no event shall the Conversion Rate be reduced below the par value of the Common Stock.

(k)
Notice of Certain Transactions. If (i) Maker takes any action that would require an adjustment in the Conversion Rate pursuant to this Section 4; or (ii) there is a liquidation or dissolution of Maker, Maker shall mail to Payee a notice stating the proposed record date for a distribution or effective date of a reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Maker shall mail the notice at least fifteen (15) days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

(l)
Reorganization of Maker. If Maker and/or the holders of Common Stock are parties to a merger, consolidation or a transaction in which (i) Maker transfers or leases substantially all of its assets; (ii) Maker reclassifies or changes its outstanding Common Stock; or (iii) the Common Stock is exchanged for securities, cash or other assets; the person who is the transferee or lessee of such assets or is obligated to deliver such securities, cash or other assets shall assume the terms of this Note. If the issuer of securities deliverable upon Conversion of this Note is an affiliate of the surviving, transferee or lessee corporation, that issuer shall join in such assumption. The assumption agreement shall provide that the Payee may convert the Convertible Obligations into the kind and amount of securities, cash or other assets that Payee would have owned immediately after the consolidation, merger, transfer, lease or exchange if Payee had converted this Note immediately before the effective date of the transaction. The assumption agreement shall provide for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 4. The successor company shall mail to Payee a notice briefly describing the assumption agreement. If this Paragraph applies, Paragraph 4 (a) above does not apply.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(m)
Adjustment Upon Issuance of Shares of Common Stock. If and whenever on or after the date hereof, Maker issues or sells, or in accordance with this section is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuance issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Rate in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Rate then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Rate then in effect shall be reduced to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Rate and consideration per share under this section), the following shall be applicable:

i.
Issuance of Common Stock Equivalents. If Maker in any manner issues or sells any securities of Maker or any subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (collectively, “Common Stock Equivalents”) (other than Common Stock Equivalents that qualify as Exempt Issuances) and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock Equivalents for such price per share. For the purposes of this section, the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such Common Stock Equivalent and (y) the lowest conversion price set forth in such Common Stock Equivalent for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other Person). Except as contemplated below, no further adjustment of the Conversion Rate shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
ii.
Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Rate in effect at the time of such increase or decrease shall be adjusted to the Conversion Rate which would have been in effect at such time had such options or Common Stock Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this section, if the terms of any Common Stock Equivalent that was outstanding as of the date of issuance of this Note are increased or decreased in the manner described in the immediately preceding sentence, then such Common Stock Equivalent and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this section shall be made if such adjustment would result in an increase of the Conversion Rate then in effect.

iii.
“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, employees, or directors of Maker issued pursuant to plans that have been approved by a majority of the board of directors of Maker, (b) securities upon the exercise or exchange of or conversion of any securities issued in the Offering and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date immediately prior to the initial closing of this Offering, provided that such securities and any term thereof have not been amended since such date to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities, (c) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted any registration rights but shall not include a transaction in which Maker is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

5.
Right to Registration. Payee has the right to require Maker to register the resale of the Underlying Shares and the shares issuable upon exercise of the Warrants owned by Payee (the “Warrant Shares”) under the Act pursuant to a registration statement (a “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) in accordance with the terms of an agreement (the “Registration Rights Agreement”) dated as of the date hereof among Maker, Payee and the holders of the other Notes. The date that the first Registration Statement filed pursuant to the Registration Rights Agreement is declared effective by the Commission is herein referred to as the “Effective Date.”

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
6.
Subordination; Pari Passu with other Notes. This Note is subordinated to “Senior Debt,” which is the principal of and premium, if any, and interest (including post-petition interest, if any) on, and any other payment due pursuant to the terms of instruments creating or evidencing Indebtedness of Maker outstanding on the date of this Note or Indebtedness thereafter created, incurred, assumed or guaranteed by Maker and all renewals, extensions and refundings thereof, which is payable to banks or other institutional lenders and including debt incurred in connection with equipment leasing transactions, unless in the instrument creating or evidencing such Indebtedness, it is not provided that such Indebtedness is senior in right of payment to this Note. There shall be no limitation on the amount of Senior Debt that Maker may incur. Notwithstanding the foregoing, Senior Debt with respect to Maker or any subsidiary thereof shall not include (i) any Indebtedness of Maker to any such subsidiary for money borrowed or advanced from such subsidiary, or (ii) any Indebtedness representing the redemption price of any preferred stock. "Indebtedness," as applied to any entity, means any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such entity or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent that such indebtedness would appear as a liability upon a balance sheet of such entity prepared on a consolidated basis in accordance with generally accepted accounting principles in the United States. So long as any Senior Debt shall remain outstanding and unpaid or the Lender has any obligation to extend credit to the Maker, no payment shall be made on this Note without Lender's prior written consent; provided, however, that payments of Principal and Interest may be made on this Note on the due date and thereafter so long as (i) Maker is not in default in the payment of principal or interest on the Senior Debt, and (ii) Maker has not received written notice that some other default has occurred and is continuing under any Senior Debt. This Note shall be paid on a pari passu basis with all other Notes.

7.
Covenants. Maker covenants and agrees that from and after the date hereof and until the date of repayment or conversion to Common Stock in full of the Obligations it shall comply with the following conditions:

(i)
Maintenance of Existence and Conduct of Business. Maker shall, and shall cause each of its subsidiaries, if any, to (A) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights; and (B) continue to conduct its business so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

(ii)
Books and Records. Maker shall, and shall cause each of its subsidiaries, if any, to keep adequate books and records of account with respect to its business activities.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(iii)
Insurance. Maker shall, and shall cause each of its subsidiaries, if any, to maintain insurance policies insuring such risks as are customarily insured against by companies engaged in businesses and/or with property similar to those operated and/or owned or leased by Maker or any such subsidiaries, as the case may be, including but not limited to, insurance policies covering real property. All such policies are to be carried with reputable insurance carriers and shall be in such amounts as are customarily insured against by companies with similar assets and properties engaged in a similar business.

(iv)
Compliance with Law. Maker shall, and shall cause each of its subsidiaries, if any, to comply in all material respects with all federal, state, local and foreign laws and regulations applicable to it or such subsidiaries, as the case may be, which, if breached, would have a material adverse effect on Maker's or such subsidiaries', as the case may be, business, prospects, operations, properties, assets or condition (financial or otherwise).

(v)
Compliance with Material Agreements, Leases, Licenses and Financial Obligations. All of the terms of each of Maker’s and/or its subsidiaries’, if any, and affiliates’, material agreements, leases, licenses and financial obligations shall be complied with, and each of them shall be kept in full force and effect in accordance with their respective terms.

8.
Reorganization of Maker. If Maker is party to a merger, consolidation or a transaction in which it is not the surviving or continuing entity or transfers or leases all or substantially all of its assets, the person who is the surviving or continuing entity or is the transferee or lessee of such assets shall assume the terms of this Note and the Obligations.

9.
Representations and Warranties of Maker. Maker represents and warrants that: (i) it, and each of its subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power to carry on its business as now conducted and to own its properties and assets it now owns; (ii) it, and each of its subsidiaries, if any, is duly qualified or licensed to do business as a foreign corporation or other entity in good standing in the jurisdictions in which ownership of property or the conduct of its business requires such qualification except jurisdictions in which the failure to qualify to do business will have no material adverse effect on its business, prospects, operations, properties, assets or condition (financial or otherwise); (iii) it, and each of its subsidiaries, if any, and/or affiliates thereof, holds all licenses and otherwise complies with all laws, rules and regulations required to permit it to own its property and conduct its business in the jurisdictions in which it owns its property and conducts its business; (iv) it has full power and authority to execute and deliver this Note, and that the execution and delivery of this Note will not result in the breach of or default under, with or without the giving of notice and/or the passage of time, any other agreement, financial instrument, arrangement or indenture to which it is a party or by which it may be bound, or the violation of any law, statute, rule, decree, judgment or regulation binding upon it; (v) it, and each of its subsidiaries, if any, is in material compliance with all of its financial obligations and all of its material agreements; (vi) there is no action, suit, proceeding, or investigation pending or currently threatened against it or any of its subsidiaries, if any; and (vii) it has taken and will take all acts required, including but not limited to authorizing the signatory hereof on its behalf to execute this Note, so that upon the execution and delivery of this Note, it shall constitute the valid and legally binding obligation of Maker enforceable against Maker in accordance with the terms thereof.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
10.
Defaults and Remedies.

(a)
Events of Default. The occurrence or existence of any one or more of the following events or conditions (regardless of the reasons therefor) shall constitute an "Event of Default" hereunder:

(i)
Maker shall fail to make any payment of Principal or Interest when due and payable or declared due and payable pursuant to the terms hereof and such failure shall remain uncured for a period of thirty (30) days thereafter;

(ii)
Maker shall fail at any time to be in material compliance with any of the covenants set forth in Section 3(c) or Section 7 of this Note, or, except as provided in Section 3(h) above, shall fail at any time to be in material compliance with or neglect to perform, keep or observe any of the provisions of this Note to be complied with, performed, kept or observed by Maker and such failure shall remain uncured for a period of thirty (30) days after notice thereof has been given by Payee to Maker;

(iii)
Any representation or warranty made in this Note by Maker shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(iv)
Maker shall commit an Event of Default in any of the other Notes as that term is defined therein;

(v)
Any money judgment, writ or warrant of attachment, or similar process not covered by insurance in excess of Fifty Thousand ($50,000) Dollars in the aggregate shall be entered or filed against Maker or any of its subsidiaries, if any, or any of their properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days;

(vi)
Maker or any of its subsidiaries, if any, shall make an assignment for the benefit of creditors or shall be unable to pay its debts as they become due;

(vii)
Maker or any of its subsidiaries, if any, shall have received a written notice of default related to any material agreement to which it is a party and such act of default shall remain uncured after any applicable cure period;

(viii)
A case or proceeding shall have been commenced against Maker or any of its subsidiaries, if any, (each a “Proceeding Company”) in a court having competent jurisdiction seeking a decree or order in respect of a Proceeding Company (A) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law; (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of a Proceeding Company, or any of its properties; or (C) ordering the winding-up or liquidation of the affairs of a Proceeding Company, and such case or proceeding shall remain unstayed or un-dismissed for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(ix)
A Proceeding Company shall (A) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law; or (B) consent to the institution of proceedings there under or to the filing of any such petition or to the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Proceeding Company, or any of its properties.

(b)
Remedies. Upon the occurrence of an Event of Default specified in Paragraphs 10(a) (viii) and (ix) above, all Obligations then remaining unpaid hereunder shall immediately become due and payable in full, plus interest on the unpaid portion of the Obligations at the highest rate permitted by applicable law, without notice to Maker and without presentment, demand, protest or notice of protest, all of which are hereby waived by Maker together with all reasonable costs and expenses of the collection and enforcement of this Note, including reasonable attorney's fees and expenses, all of which shall be added to the amount due under this Note. Upon the occurrence of any other Event of Default, the holders of no less than 50.1% in principal amount of the Notes may thereafter, at their option immediately by notice to Maker, declare all Obligations then remaining unpaid or converted to Common Stock hereunder immediately due and payable, whereupon the same shall forthwith mature and become due and payable, without any further notice to Maker and without presentment, demand, protest or notice of protest, all of which are hereby waived by Maker. Upon a declaration of acceleration, the entire Obligations then remaining unpaid or not converted to Common Stock hereunder shall become immediately due and payable in full plus interest on the unpaid portion of the Obligations at the highest rate permitted by applicable law and all reasonable costs and expenses of the collection and enforcement of this Note, including reasonable attorney's fees and expenses, all of which shall be added to the amount due under this Note. The rights, powers, privileges and remedies of Payee pursuant to the terms hereof are cumulative and not exclusive of any other rights, powers, privileges and remedies that Payee may have under this Note or any other instrument or agreement.

11.
Maker's Right to Convert Note. On or after the earlier of the Effective Date as long as a Registration Statement remains effective or the date on which the Underlying Shares may otherwise be sold publicly without restriction pursuant to Rule 144 of the Act, Maker may, at its option, convert all of this Note, but not any portion thereof, in accordance with the provisions of Section 3 above at any time on not less than thirty (30) days’ prior written notice, provided that the daily average weighted trading price of the Common Stock equals or exceeds One dollar and fifty cents ($1.50) per share for a period of thirty (30) consecutive trading days (which period must commencing after the Effective Date) ending one trading day prior to the notice of redemption. If this Note is converted pursuant to the terms of this Section 11 then all of the Notes must be converted.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
12.
Acknowledgment of Payee’s Investment Representations. By accepting this Note, Payee acknowledge that this Note has not been and will not be registered under the Act or qualified under any state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as the qualification provisions of such state laws. Based upon the representations and agreements being made by Payee herein, this Note is being issued to Payee pursuant to an exemption from such registration provided by Section 4 (2) of the Act and Rule 506 promulgated there under, and such applicable state securities law qualification exemptions. Payee represents that Payee is acquiring this Note for Payee’s own account, for investment purposes only and not with a view to resale or other distribution thereof, or with the intention of selling, transferring or otherwise disposing of all or any part of it for any particular event or circumstance, except selling, transferring or disposing of it only upon full compliance with all applicable provisions of the Act, the Exchange Act, the Rules and Regulations promulgated by the Commission there under, and any applicable state securities laws. Payee further understands and agree that no transfer of this Note shall be valid unless made in compliance with the restrictions set forth on the front of this Note, effected on Maker's books by the registered holder hereof, in person or by an attorney duly authorized in writing, and similarly noted hereon. Maker may charge Payee a reasonable fee for any re registration, transfer or exchange of this Note.

13.
Limitation of Interest Payments. Nothing contained in this Note or in any other agreement between Maker and Payee requires Maker to pay or Payee to accept Interest in an amount that would subject Maker to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of Interest or of such other charges that may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the state of Indiana. Should Payee receive any payment, which is or would be in excess of that permitted to be charged under such laws, such payment shall have been and shall be deemed to have been made in error and shall automatically be applied to reduce the Principal outstanding on this Note.

14.
Miscellaneous.

(a)
Effect of Forbearance. No forbearance, indulgence, delay or failure to exercise any right or remedy by Payee with respect to this Note shall operate as a waiver or as an acquiescence in any default.

 (b)
Effect of Single or Partial Exercise of Right. No single or partial exercise of any right or remedy by Payee shall preclude any other or further exercise thereof or any exercise of any other right or remedy by Payee.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(c)
Governing Law; Venue. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Indiana applicable to contracts made and to be performed entirely within such State. Any action, suit or proceeding in connection with this Note may be brought against Maker in a federal or state court of record located in Marion County, Indiana, and Maker and Payee each agrees to submit to the personal jurisdiction of such court and waives any objection which either may have, based on improper venue or forum non conveniens, to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address referred to in Paragraph 14(g) below and that service so made shall be deemed to be completed upon the earlier of actual receipt or five (5) days after the same shall have been posted to its address.

(d)
Headings. The headings and captions of the various paragraphs herein are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

(e)
Loss, Theft, Destruction or Mutilation. Upon receipt by Maker of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Note, Maker shall make and deliver or caused to be made and delivered to Payee a new Note of like date and tenor in lieu of this Note.

(f)
Modification of Note or Waiver of Terms Thereof. No modification or waiver of any of the provisions of this Note shall be effective unless in writing and signed by Maker and Payee and then only to the extent set forth in such writing, or shall any such modification or waiver be applicable except in the specific instance for which it is given. This Note may not be discharged orally but only in writing duly executed by Payee.

(g)
Notice. All offers, acceptances, notices, requests, demands and other communications under this Note shall be in writing and, except as otherwise provided herein, shall be deemed to have been given only: (i) when delivered in person; (ii) one (1) day after deposit with a nationally recognized overnight courier service; or, (iii) five (5) days after having been mailed by certified or registered mail prepaid, to the parties at their respective addresses first set forth above, or at such other address as may be given in writing in future by either party to the other. Notice may also be given via electronic or facsimile transmission to a party who provides such party’s fax number or email address to the other party and shall be deemed to have been given if receipt thereof is confirmed by the recipient.

(h)
Transfer. This Note shall be transferable only on the books of Maker upon delivery thereof duly endorsed by Payee or by Payee’s duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, Maker shall deliver a new Note or Notes to the person entitled thereto. Notwithstanding the foregoing, Maker shall have no obligation to cause Notes to be transferred on its books to any person if, in the reasonable opinion of counsel to Maker, such transfer does not comply with the provisions of the Act and the rules and regulations there under and/or applicable state securities laws.

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]
(i)
Successors and Assigns. This Note shall be binding upon Maker, its successors, assigns and transferees, and shall inure to the benefit of and be enforceable by Payee and Payee’s successors and assigns.

(j)
Severability. If one or more of the provisions or portions of this Note shall be deemed by any court or quasi-judicial authority to be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of the remaining provisions, or portions of provisions contained herein shall not in any way be affected or impaired thereby.

(k)
Gender. The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and vice versa and the use of the singular pronouns shall be deemed to include the plural as well and vice versa.

(signature page to follow)

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]

IN WITNESS WHEREOF, Maker has caused this Note to be executed on its behalf by an officer thereunto duly authorized as of the date set forth above.

Noble Roman’s, Inc. An Indiana corporation By: Paul W. Mobley, Executive Chairman

ATTEST:
_____________, Secretary

Noble Roman’s, Inc.   __.__.16
10% Convertible
Subordinated Note

 [NOTE HOLDER’ NAME TO BE INSERTED]

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Convertible Subordinated Unsecured Note due ________, 2019 of Noble Roman’s, Inc., an Indiana corporation (the “Company”),into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the delivery requirements set forth in the Subscription Agreement and Investment Letter to which this Notice of Conversion is appended as Annex A under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:
Account No: